UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report - July 8, 2002



                        PEOPLES FINANCIAL SERVICES CORP.
             (Exact name of registrant as specified in its charter)


   Pennsylvania                   000-23863                  23-2391852
   ------------                   ---------                  ----------
  (State or other              Commission File               (I.R.S. Employer
  jurisdiction of                    Number                   Identification
  Incorporation)                                              Number)


                    50 Main Street, Hallstead, PA 18822
             (Address of Principal Executive Officer) (Zip Code)

                  Registrant's telephone number,
                  including area code (570) 879-2175

                                       N/A
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

             Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.  Bankruptcy or Receivership.

             Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.  Other Events.

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated July 8, 2002, regarding certain financial information.

Item 6.  Resignations of Registrant's Directors.

             Not Applicable.

Item 7.  Financial Statements and Exhibits.

             (a)      Not Applicable.
             (b)      Not Applicable.
             (c)      Exhibit:
                      99 Press Release of Peoples Financial Services Corp. dated July 8, 2002.

Item 8.  Change in Fiscal Year.

             Not Applicable.

Item 9.  Regulation FD Disclosure.

             Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        PEOPLES FINANCIAL SERVICES, CORP.
                                  (Registrant)




                             /s/ Debra E. Dissinger
Dated: July 8, 2002            By Debra E. Dissinger
                               Executive Vice President

                                  EXHIBIT INDEX

                                                                 Page Number
                                                                 in Manually
Exhibit                                                          Signed Original

99                Press Release of Peoples Financial Services            3
                  Corp. dated July 8, 2002.

                                   EXHIBIT 99

                                  PRESS RELEASE

               WorldCom Investment Impacts Second Quarter Earnings
                        Peoples Financial Services Corp.



Peoples Financial Services Corp. reported today that its subsidiary, Peoples National Bank holds $1 million in WorldCom Group bonds. Peoples Financial Services Corp. recorded an unrealized, after tax, loss of $562,000 in the second quarter ended June 30, 2002, related to the decline in market value of its WorldCom investment. Peoples National Bank holds $1 million par value of WorldCom maturing in August 2003 as part of its $96.5 million investment portfolio. Market value of the bonds as of June 30, 2002, was $150,000.

Subsequent events in the WorldCom situation may increase or decrease Peoples Financial Services Corp. loss on this investment.

Peoples Financial Services Corp. is the parent company of Peoples National Bank, a locally owned and operated independent community bank with offices in the Hallstead Plaza, Susquehanna, Montrose and Hop Bottom in Susquehanna County, in Nicholson, Tunkhannock and Meshoppen in Wyoming County, PA, and also in Norwich, Chenango County, NY.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand for prices for the Company's financial services and products may not occur, changing economic, interest rate and competitive conditions, technological developments, and other risks and uncertainties including those detailed in the Company's filings with the Securities and Exchange Commission.